UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 18, 2013

JOHNSON CONTROLS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5757 North Green Bay Avenue Milwaukee Wisconsin		53209
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 414-524-1200

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On January 18, 2013, Johnson Controls, Inc. (the “Company”) issued a press release containing information about the Company’s results of operations for the three months ended December 31, 2012. A copy of this press release is incorporated herein by reference as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release dated January 18, 2013 reporting the results of operations for the three months ended December 31, 2012 issued by the registrant on January 18, 2013.

Attached and incorporated herein by reference as Exhibit 99.2 is a copy of the slide presentation for the fiscal year 2013 first quarter quarterly update conference call issued by the registrant on January 18, 2013.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

99.1	Press release issued by Johnson Controls, Inc., dated January 18, 2013.

99.2	Slide presentation for the fiscal year 2013 first quarter quarterly update conference call issued by Johnson Controls, Inc., dated January 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

January 18, 2013	By:	/s/ Brian J. Stief
	Name:	Brian J. Stief
	Title:	Vice President and Corporate Controller